Note 56	12 Months Ended
Dec. 31, 2021
Subsequent events [Abstract]
Disclosure of subsequent events [Text Block]	Subsequent events
Between January 1 and February 3, 2022, J.P. Morgan AG, as manager of the first tranche, has acquired 65,272,189 BBVA shares as part of its share buyback program (see Note 4).
On February 3, 2022, BBVA announced that its Board of Directors agreed, within the Framework Program, to carry out a second buyback program (the “Second Tranche”) aimed at reducing BBVA’s share capital, for a maximum amount of €2,000 million and a maximum number of shares to be acquired equal to the result of subtracting from 637,770,016 own shares (9.6% of BBVA’s share capital at that date) the number of own shares finally acquired in execution of the First Tranche. The implementation of the Second Tranche, which will also be executed externally through a lead-manager, will begin after the end of the implementation of the First Tranche and shall end no later than October 15, 2022 (see Note 4).
On January 3, 2022, it was announced that a cash distribution in the amount of €0.23 gross per share as shareholder remuneration in relation to the Group's result in the 2021 financial year was expected to be submitted to the relevant governing bodies of BBVA for consideration (see Note 4).
Between February 4 and March 3, 2022, J.P. Morgan AG, as manager of the first tranche, has acquired 103,692,285 BBVA shares as part of its share buyback program. On March 3, 2022, the implementation of the First Tranche has been completed.
From January 1, 2022 to the date of preparation of these Consolidated Financial Statements, no other subsequent events not mentioned above in these financial statements have taken place that could significantly affect the Group’s earnings or its equity position.